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                                   EXHIBIT 32

           Certification of the President and Chief Executive Officer
       and Corporate Vice President - Finance and Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350
      As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned President and Chief Executive Officer, and Corporate Vice President - Finance and Chief Financial Officer of Neenah Foundry Company (the "Company"), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: August 11, 2005

                                                  /s/ William M. Barrett
                                           -------------------------------------
                                                   William M. Barrett
                                           President and Chief Executive Officer

                                                    /s/ Gary W. LaChey
                                             -----------------------------------
                                                     Gary W. LaChey
                                             Corporate Vice President - Finance
                                                 and Chief Financial Officer

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